SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ]  Confidential, for use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                       [FIDELITY BANCORP, INC. LETTERHEAD]



January 10, 2003


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 11, 2003, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

         Your  continued  interest  in  Fidelity  Bancorp,   Inc.  is  sincerely
appreciated.

                                            Very truly yours,


                                            /s/William L. Windisch
                                            ------------------------------------
                                            William L. Windisch
                                            Chairman of the Board

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON FEBRUARY 11, 2003
--------------------------------------------------------------------------------

         The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 11, 2003, at 5:00 p.m., eastern time, for the following purpose:

         (1)      To elect three directors of the Company;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on December 27, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Annie G. McGrath
                                              ----------------------------------
                                              Annie G. McGrath, Secretary





Pittsburgh, Pennsylvania
January 10, 2003

--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 11, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 11, 2003, at 5:00 p.m., eastern time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 10, 2003.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal (1); and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Annie G. McGrath at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,337,486 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees, proposed by the Board of Directors, as set forth in Proposal 1, or to withhold authority to vote for the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal 1 - Election of Directors."

                                    Amount and Nature of
Name and Address                 Beneficial Ownership as of     Percent of
of Beneficial Owner                   December 27, 2002        Common Stock
-------------------              ---------------------------   ------------

Fidelity Bancorp, Inc.                      185,935(1)             7.95%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA  15237

Banc Fund III, L.P.                         148,599(2)             6.36%
Bank Fund III Trust
Banc Fund IV L.P.
Banc Fund V L.P.
208 South LaSalle Street
Chicago, IL  60604

William L. Windisch                         128,666(3)             5.44%
1009 Perry Highway
Pittsburgh, PA  15237

---------------------
(1) Pursuant to a Schedule 13G filed by the Company on behalf of three non-employee directors who are the trustees of the Company's Employee Stock Ownership Plan ("ESOP"), which has shared voting and dispositive power over 185,935 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles
     E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 176,757 shares have been allocated under the ESOP to participant accounts.
(2) The information is derived from a Schedule 13G filed February 14, 2002, by Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P., and Banc Fund V L.P. (collectively, "the Reporting Persons"), which stated that Banc Fund IV L.P. has sole voting power with respect to 81,706 shares and Bank Fund V Trust has sole voting power with respect to 66,893 shares. The Schedule 13G also stated that Charles J. Moore as investment manager for Banc Fund III, L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund V L.P. has voting and dispositive power over the shares held by each of the Reporting Persons.
(3)  See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for up to a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of Fidelity Bank, PaSB (the "Bank"). Three directors will be elected at the Meeting.

         J. Robert Gales has been nominated by the Board of Directors to serve as a director for a term of two years to expire in 2005. Richard G. Spencer and Joanne Ross Wilder have been nominated by the Board of Directors to serve as directors each for a term of three years to expire in 2006. The Nominees are currently members of the Board of Directors and will serve for their respective terms or until their successors have been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the record date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the record date.

                                                                                      Shares of Common
                                                 Year First         Current          Stock Beneficially         Percent
                                                  Elected           Term to              Owned as of              of
Name                                Age(1)      Director(2)         Expire          December 27, 2002(3)         Class
----                                ------      -----------        --------         --------------------        ------
                                         BOARD NOMINEE FOR TERM TO EXPIRE IN 2005
J. Robert Gales                       67            1984             2003                   103,427              4.39%

                                         BOARD NOMINEE FOR TERM TO EXPIRE IN 2006
Richard G. Spencer                    55            2001             2003                    61,955(4)           2.62%
Joanne Ross Wilder                    59            1996             2003                     4,392(5)            *

                                              DIRECTORS CONTINUING IN OFFICE
Robert F. Kastelic                    68            1990             2004                    22,021(5)            *
Oliver D. Keefer                      59            1987             2004                    47,195              2.01%
Charles E. Nettrour                   70            1987             2005                    83,177(5)           3.53%
William L. Windisch                   69            1958             2005                   128,666(6)           5.44%

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael A. Mooney                     48             --               --                     45,508              1.92%
All executive officers
and directors as a group                                                                    502,669             20.08%
(9 persons)


------------------------
(1)  As of September 30, 2002.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: J. Robert Gales 17,174, Richard G. Spencer 31,023, Joanne Ross Wilder 2,436, Robert F. Kastelic 17,174, Oliver D. Keefer 14,888, Charles
     E.  Nettrour  17,174,  William L.  Windisch  27,730,  and Michael A. Mooney
     34,853.
(4) Includes 14,613 shares owned jointly with Mr. Spencer's wife and 408 shares owned by Mr. Spencer's minor children.
(5) Excludes 185,935 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.
(6) Includes 22,151 shares of Common Stock owned jointly with Mr. Windisch's wife and 25,104 shares owned solely by Mr. Windisch's wife.
(*)  Less than 1% of the Common Stock outstanding.

Biographical Information

         The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

         Nominees For Directors:

         J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

         Richard G. Spencer was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer has served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.

         Joanne Ross Wilder is President of Wilder & Mahood, a legal services firm in Pittsburgh, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

         Continuing Directors:

         Robert F. Kastelic is the retired President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania. He is also Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

         Oliver D. Keefer is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

         Charles E. Nettrour is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

         William L. Windisch is Chairman of the Board. Mr. Windisch retired as Chief Executive Officer of the Company and Bank on December 31, 2002.

         Executive Officers Who Are Not Directors

         Michael A. Mooney is the Executive Vice President of the Company and Bank and the Chief Lending Officer of the Bank.

         Lisa L. Griffith is Vice President and Chief Financial Officer of the Company and Bank since April 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2002, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2002, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2002 fiscal year.

         The Compensation Committee is comprised of directors Gales, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The Committee met three times during the 2002 fiscal year.

         The Audit Committee is comprised of the non-employee directors Gales, Kastelic, Keefer, Nettrour, and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the Nasdaq Stock Market. The Board of Directors have adopted a written audit charter. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met three times during the 2002 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended September 30, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with KPMG LLP ("KPMG"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with KPMG its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Oliver P. Keefer, Chairman
                  J. Robert Gales
                  Robert F. Kastelic
                  Charles E. Nettrour
                  Joanne Ross Wilder

Audit Fees

         The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for the 2002 fiscal year were approximately $95,000.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, KPMG did not render to the Company and its consolidated subsidiary professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by KPMG to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2002 fiscal year were approximately $31,000. These services consisted primarily of tax return preparation and the review of regulatory filings in conjunction with the acquisition of Carnegie Financial Corporation.

         The Audit Committee determined that the provision of the non-audit services listed under "All Other Fees" above were compatible with maintaining KPMG's independence.

Director Compensation

         Non-employee directors of the Company receive an annual stipend of $12,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $338 for each regular or special Board meeting attended, $338 for the first Bank Committee meeting attended on any date, $156 for any subsequent Bank Committee meeting held on the same date, and $156 for any telephone Bank Committee meeting. Employee directors receive no director's fees. For the fiscal year ended September 30, 2002, the Company paid a total of approximately $102,000 in directors' fees.

         Under the 2000 Stock Compensation Plan (the "2000 Program") an aggregate of 21,000 of authorized but unissued shares were reserved for future issue to non-employee directors upon exercise of stock options granted under the 2000 Program. In the fiscal year ended September 30, 2002, each non- employee director received options to purchase 3,575 shares of Common Stock from the reserved shares under the 2000 Program.

         Under the terms of the 2001 Stock Compensation Program (the "2001 Program") an aggregate of 21,560 of authorized but unissued shares (as adjusted for the 10% stock dividend paid in May 2002) were reserved for future issue to non-employee directors upon exercise of stock options granted under the 2001 Program. In the fiscal year ended September 30, 2002, each non-employee director received options to purchase 1,925 shares of Common Stock from the reserved shares under the 2001 Program.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to the named executive officers of the Company for each of three years ended September 30, 2002. No other executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                   SUMMARY OF COMPENSATION TABLE
                                                                                       Long Term
                                                                                     Compensation
                                                         Annual Compensation            Awards
                                                      -------------------------      -------------
                                                                                      Securities             All
                                                                                      Underlying            Other
Name & Principal Position                Year         Salary($)(1)     Bonus($)      Options (#)(2)     Compensation($)
-------------------------                ----         ------------     --------      --------------     ---------------
William L. Windisch                      2002         185,169           33,380           4,400            106,080(4)
Chairman and former Chief                2001         165,423           42,130           3,000             96,699
Executive Officer(3)                     2000         158,808           43,417           3,300             88,660

Richard G. Spencer                       2002         125,185           17,423           3,850             24,538(5)
President, Chief Executive               2001         111,638           28,087           2,500             21,641
Officer and Chief Operating              2000          98,285           28,945           2,750             19,273
Officer
Michael A. Mooney                        2002         109,973           15,915           2,750             21,127(6)
Executive Vice President and             2001         104,715           28,087           2,500             18,600
Chief Lending Officer                    2000          98,285           28,945           2,750             16,434


------------------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 20% of their compensation, up to the maximum established by law.
(2)  See " -- Stock Awards".
(3) Mr. Windisch retired from his position as Chief Executive Officer on December 31, 2002.
(4) Consists of matching contributions by the Bank of $5,319 pursuant to the Bank's Thrift Plan, the value of 613 shares of stock at a cost of $6.85 per share allocated under the ESOP, accrued benefit of $93,701 under the Salary Continuation Plan and $2,861 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2002, the ESOP shares had a fair value of $11,065.
(5) Consists of matching contributions by the Bank of $3,599 to the Bank's Thrift Plan, the value of 472 shares of stock at a cost of $6.85 per share allocated under the ESOP, accrued benefit of $17,356 under the Salary Continuation Plan and $350 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2002, the ESOP shares had a fair value of $8,520.
(6) Consists of matching contributions by the Bank of $2,640 pursuant to the Bank's Thrift Plan, the value of 433 shares of stock at a cost of $6.85 per share allocated under the ESOP, accrued benefit of $15,328 under the Salary Continuation Plan and $193 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2002, the ESOP shares had a fair value of $7,816.

Employment Agreements

         Employment Agreements. The Bank entered into employment agreements with the named executive officers. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Company as of September 30, 2002, Messrs. Windisch, Spencer, and Mooney would have been entitled to an aggregate lump sum payment of approximately $529,000, $349,000 and $344,000, respectively.

Benefit Plans

         The Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. For the year ended September 30, 2002, Messrs. Windisch, Spencer and Mooney had compensation of $2,861, $350, and $193, respectively, related to expenses of such death benefits insurance.

         The Salary Continuation Plan ("SCP") is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement, for a period of 15 years. For the year ended September 30, 2002, Messrs. Windisch, Spencer and Mooney had an accrued SCP benefit of approximately $386,000, $71,000, and $63,000, respectively, and such benefits under the SCP were vested for Messrs. Windisch and Spencer and not vested for Mr. Mooney.

Stock Awards

         The following tables set forth information concerning options granted to the named executives and held by them as of September 30, 2002. The Company has not granted to the named executive officers any stock appreciation rights.

                                                    OPTION GRANTS TABLE

                                             Option Grants in Last Fiscal Year
                             -----------------------------------------------------------------
                                                                                                  Potential Realizable
                                                                                                    Value at Assumed
                                                                                                  Annual Rates of Stock
                                                                                                 Price Appreciation for
                                        Individual Grants                                              Option Term
--------------------------------------------------------------------------------------------- ---------------------------
                              Number of          % of Total
                              Securities           Option
                              Underlying         Granted to       Exercise or
                                Option          Employees in       Base Price      Expiration
          Name                Granted (#)       Fiscal Year         ($/Sh)(1)         Date       5% ($)          10% ($)
         ------              ------------      -------------       ----------        ------     --------        --------
William L. Windisch             4,000             12.92%           $14.73          12/31/2011     37,054           93,903
Richard G. Spencer              3,500             11.30             14.73          12/31/2011     32,423           82,165
Michael A. Mooney               2,500              8.07             14.73          12/31/2011     23,159           55,690

-------------------------
(1) The amounts represent certain assumed rates of appreciation only over 10 year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $14.73.

                                                OPTION EXERCISES AND YEAR END VALUE TABLE

                                Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                                ------------------------------------------------------------------------
                                                                                 Number of Securities        Value of Unexercised
                                                                                Underlying Unexercised       In-The-Money Option
                              Shares Acquired                                    Option at FY-End (#)          at FY-End (2)($)
           Name                 on Exercise         Value Realized ($)(1)     Exercisable/Unexercisable   Exercisable/Unexercisable
          ------               -------------        ---------------------     -------------------------   -------------------------
William L. Windisch               12,392                   $124,993                    27,730 / --                   127,931 / --
Richard G. Spencer                    --                         --                    36,273 / --                   231,115 / --
Michael A. Mooney                     --                         --                    34,853 / --                   223,305 / --

-------------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities.


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder, with Director Nettrour acting as Chairman. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met three times during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Board of Directors has assigned to the Compensation Committee the responsibility of formulating the compensation packages of the executive officers and recommending those to the Board of Directors. The Committee met three times during the past year. They reviewed the salaries, benefit programs and employment agreements of the executive officers and made pertinent recommendations regarding compensation increases and adjustments to the terms of the employment agreements.

         The Committee has established the following goals for the executive management compensation programs:

          o Motivate the executive officers to diligently pursue the enhancement of stockholder value.
          o Provide opportunities for the executives to earn compensation consistent with competitive norms in the community in which the Company operates.
          o    Reward  the  executives  for  achieving   strategic   performance
               initiatives.

         The references used by the Committee to aid in formulating their recommendation to the Board of Directors included an analysis of currently published compensation surveys, a comparison of the Company's base salary, bonus and benefit programs with those of savings banks and commercial banks of comparable size operating in the Company's geographic area, and the Company's current operating results. Additionally, the Committee reviewed the performance of and the contribution made by each executive officer during the year.

         In arriving at its recommendations for the Chairman of the Board and Chief Executive Officer William L. Windisch's compensation for the year ended September 30, 2002, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above.

         Following extensive review by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. For additional information regarding the named executive officers' compensation, please refer to "Executive Compensation."

                  Compensation Committee:
                           Charles E. Nettrour (Chairman)
                           J. Robert Gales
                           Robert F. Kastelic
                           Oliver D. Keefer
                           Joanne Ross Wilder

Certain Relationships and Related Transactions

         The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1997 and the reinvestment of dividends when paid.

                               [GRAPHIC OMITTED]

                     COMPARISON OF CUMULATIVE TOTAL RETURN

=======================================================================================================
                  9/30/97($)     9/30/98($)     9/30/99($)     9/30/00($)     9/30/01($)    9/30/02($)
-------------------------------------------------------------------------------------------------------
Nasdaq U.S.        $1,000          1,020          1,660          2,200            900             710
-------------------------------------------------------------------------------------------------------
Nasdaq Bank         1,000            990          1,060          1,130          1,290           1,360
-------------------------------------------------------------------------------------------------------
Fidelity Bancorp    1,000          1,140            860            819          1,025           1,377
=======================================================================================================

         There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                   INDEPENDENT PUBLIC ACCOUNTANTS INFORMATION
--------------------------------------------------------------------------------

         KPMG was the Company's independent public accountant for the 2002 fiscal year. The Board of Directors expects to renew the Company's arrangement with KPMG for the year ended September 30, 2003. A representative of KPMG is expected to be presented at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires. 2004

--------------------------------------------------------------------------------
                      ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 10, 2003. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 11, 2003.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Annie G. McGrath
                                              ----------------------------------
                                              Annie G. McGrath, Secretary

Pittsburgh, Pennsylvania
January 10, 2003

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 11, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Fidelity Bancorp, Inc. ("Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 11, 2003, at 5:00 p.m., eastern time, ("Meeting") and at any and all adjournments thereof, as follows:


                                                        FOR            WITHHELD
                                                        ---            --------
1.       The election as directors of the nominees
         listed below with the following terms          |_|               |_|
         (except as marked to contrary):

         J. Robert Gales (2005)
         Richard G. Spencer (2006)
         Joanne Ross Wilder (2006)



INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the lines provided below.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ABOVE PROPOSITION. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 10, 2003, and an annual report.



Dated:                     Check box if planning to attend the Meeting      |_|
       --------------




------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER





         Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------